EXHIBIT 10.1

                            SETTLEMENT AGREEMENT AND

                             MUTUAL GENERAL RELEASE

                              SETTLEMENT AGREEMENT

                           AND MUTUAL GENERAL RELEASE

1.       Parties.

         The parties to this Settlement Agreement and Mutual General Release ("Agreement") are:

                a.   "Plaintiffs." John Bird, David Bird and Derek Bird.

                b. "EPTC." Environmental Products & Technologies Corporation, a California corporation.

                c.   "Mears." Marvin Mears.

                d.   "Lerner." Morris Lerner

                e.   "Defendants." EPTC, Mears and Lerner.

2.       Recitals.

         This Agreement is entered into with respect to the following facts:

                a. On or about March 19, 1999, Plaintiffs filed a lawsuit against Defendants entitled John Bird, David Bird and Derek Bird v. Environmental Products & Technologies Corporation, et al.. Los Angeles Superior Court Case Number BC207095 (the "Action").

                b. Defendants Mears and Lerner were dismissed on demurrer, and EPTC eventually answered Plaintiffs' Second Amended Complaint, denying the material allegations thereof and asserting various defenses thereto.

                c. The parties have now agreed to resolve and settle their differences and disputes, and each having determined that it is to their individual advantage to do so, now agree to settle and compromise all disputes and claims between them. Accordingly, without the admission of any liability, the parties agree as follows:

3.       Stock Delivery.

         On  or  before  May  5,  2000,   EPTC  shall  deliver  to   Plaintiffs'
     certificates representing a total of 140,000 shares of free trading, non-restricted stock in EPTC, registered as follows:

                  John Bird         70,000 shares
                  Derek Bird        42,000 shares
                  David Bird        28,000 shares

4.       Release by Defendants.

         Effective upon the execution hereof, EPTC, Mears and Lerner, for good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, for themselves, their heirs, successors and assigns, do hereby release and forever discharge Plaintiffs and their employees, agents, attorneys, successors, assigns, heirs, executors and administrators, and each of them (collectively "the Bird Releasees"), from any and all claims, demands, causes of action, and liabilities of every kind and nature whatsoever, known and unknown, suspected and unsuspected, which Plaintiffs ever had, now have, and hereafter can, shall or may have, from the beginning of time to the date hereof, including but not limited to any claims, demands, causes of action or liabilities arising from (a) any services performed by Plaintiffs for EPTC, Mears or Lerner, and (b) any services performed by Plaintiffs for any other person or entity in the waste management, composting or recycling business, including any present or future competitor of EPTC.

5.       Release by Plaintiffs.

         Effective only upon the completed delivery of 100% of the stock provided for in paragraph 3 above, Plaintiffs, for themselves, their heirs, successors and assigns, will release and forever discharge Defendants, their officers, directors, employees, agents, attorneys, successors, assigns, heirs, executors and administrators, and each of them (collectively, "the Defendant Releasees") from any and all claims, demands, causes of action and liabilities of any kind and nature whatsoever, known and unknown, suspected and unsuspected, which Plaintiffs ever had, then have and thereafter can, shall or may have from the beginning of time to the effective date hereof including, but not limited to, any claims, demands, causes of action or liabilities that were asserted or could have been asserted in the Action.

6.       Power to Release.

         The parties each represent and warrant to each other that they are the sole owners of the claims, demands, causes of action and liabilities which they are releasing, and that they have full power to give the releases provided for herein. The parties further represent and warrant to each other that they have not assigned or transferred any of the claims, demands, causes of action or liabilities released herein and the parties each agree to indemnify and hold the other harmless from and against any claims, demands, causes of action and liabilities, including attorneys' fees incurred, arising out of the assertion by any third party of any claims released herein.

7.      Waiver of Unknown Claims.

        The parties each expressly waive the rights and benefits of section 1542 of the California Civil Code, which provides:

         "Section 1542. General Release - Claims Extinguished. A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

8.       Representation by Counsel.

         Plaintiffs have been represented in this matter by Dennis A. Kendig of Kendig & Ross, and Defendants have been represented in this matter by David
     I. Lefkowitz of the Law Offices of David I. Lefkowitz. The parties have each entered into this Agreement and have given the releases provided for herein upon the advice of said counsel. The parties each represent and warrant to each other that they have made such investigation of their possible rights and claims that they deem appropriate, and they each agree that they shall not be entitled to set aside the releases provided for herein even if they hereafter learn that their understanding of the facts or law was incorrect or for any other reason. The parties affirm that this Agreement is intended to be final and binding between them, regardless of any claim of misrepresentation, promise made without intention to perform, concealment of fact, mistake of fact or law, or any other circumstance whatsoever.

9.       Costs and Attorneys Fees.

         Each party shall bear his or its own attorney's fees and costs incurred in the Action.

10.      Integration.

         This Agreement contains a single integrated contract expressing the entire agreement of the parties. There are no other agreements, written or oral, express or implied, prior or collateral, between the parties, except the agreement set forth herein. No representative of any party hereto has or had any authority to make any representations or promises not contained in this Agreement, and each of the parties acknowledge they have not executed this Agreement in reliance upon any such representation or promise. This Agreement cannot be modified or changed except by a written instrument signed by each of the parties.

11.      Governing Law; Jurisdiction and Venue.

         This Agreement shall be governed by California law. The parties each submit to the personal jurisdiction of the Los Angeles County Superior Court for the resolution of any claims arising hereunder.

12.      Captions and Interpretation.

         Paragraphs, titles, and captions contained herein are inserted for convenience and reference, and are not intended to define, limit or describe the scope of the Agreement or any provision thereof. No provision of the Agreement is to be interpreted for or against any party on the basis that any particular party or his attorney drafted such provision.

13.      Attorneys Fees.

         The prevailing party in any dispute arising hereunder shall be entitled to recover his or its reasonable attorney's fees and costs incurred in enforcing this Agreement or in pursing claims for any breach thereof.

         IN WITNESS WHEREOF, the undersigned hereby execute this Settlement Agreement and Mutual General Release as of April 14, 2000.

                              ENVIRONMENTAL PRODUCTS & TECHNOLOGIES

                              CORPORATION, a Delaware corporation

                              By:/s/ Marvin Mears
                                 ---------------------------
                                     Marvin Mears, President


                                 /s/ Morris Lerner
                                 -----------------
                                     Morris Lerner


                                 /s/ John Bird
                                 -------------
                                     John Bird

                                 /s/ Derek Bird
                                 --------------
                                     Derek Bird

                                 /s/ David Bird
                                 --------------
                                     David Bird